SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)      July 31, 1996



                                         TGC Industries, Inc.
(Exact name of registrant as specified in its charter)





                 Texas                   0-14908                     74-2095844

            (State or other           (Commission             (I.R.S. Employer
            jurisdiction of           File Number)           Identification No.)
            incorporation)




                      1304 Summit Avenue, Suite 2, Plano, Texas 75074
             (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code: (214) 881-1099



Item 2.  Disposition of Assets

     The spin-off by TGC Industries, Inc. ("TGC" or the "Company") of TGC's wholly-owned subsidiary, Chase Packaging Corporation, formerly New Chase Corporation, a Texas corporation ("Chase"), was effective on July 31, 1996. Prior to the spin-off, TGC liquidated its wholly-owned subsidiary, Chase Packaging Corporation ("Old Chase"), with TGC receiving all of Old Chase's properties and liabilities in cancellation of the Old Chase stock held by TGC. TGC then formed Chase as a new wholly-owned subsidiary, and TGC transferred to Chase all the properties and liabilities previously received by TGC as a result of the liquidation of Old Chase, except TGC retained the Portland, Oregon facility of Old Chase, which TGC intends to sell. TGC anticipates that most of the proceeds from this sale will be contributed to Chase to be applied against Chase's outstanding debt with respect to such facility.

     TGC spun-off Chase as a dividend to the holders of TGC's Common Stock and, on an as-if-converted basis, to the holders of TGC's Series C 8% Convertible Exchangeable Preferred Stock (the "Preferred Stock"), which was sold in a private placement. The record date was July 15, 1996 ("Record Date"); however, the TGC Common Stock has traded with "due bills" since the Record Date and will continue to do so through the distribution date of the Chase Common Stock, which date will be the first business day following the effectiveness of the Registration Statement which the Company intends to file with the Securities and Exchange Commission. The holders of 6,252,694 shares of TGC Common Stock outstanding and 1,150,350 shares of Preferred Stock outstanding will receive the spin-off distribution of Chase Common Stock. An additional 539,837 shares of Chase Common Stock will be held in escrow and distributed upon the exercise, if any, of outstanding Warrants and options of TGC. On the Distribution Date, the holders of TGC Common Stock will receive one-half share of Chase Common Stock for every one share of TGC Common Stock held. The holders of Preferred Stock of TGC will receive one-half share of Chase for each share of Common Stock of TGC as if the Preferred stockholder had converted. The $5.00 per share Preferred Stock is initially convertible at $.75 per share of Common Stock through July 1, 1998.

     The Company anticipates that the Chase Common Stock will trade over-the-counter and will be quoted on the OTC Bulletin Board. However, no assurance can be given that a market in Chase Common Stock will develop. Chase will continue in the specialty packaging business, and TGC will continue in the geophysical services business. Although the effective date of the spin-off was July 31, 1996, the Chase Common Stock will not begin trading until its Registration Statement with the Securities and Exchange Commission has been declared effective, which is expected to take place in September, 1996.


Item 7.  Financial Statements and Exhibits

     (b) Pro Forma Financial Information

       1) Unaudited Consolidated Pro Forma Balance Sheet for the Six Months Ended June 30, 1996.

       2) Consolidated Pro Forma Statement of Operations for the Year Ended December 31, 1995.

       3) Consolidated Pro Forma Statement of Operations for the Six Months Ended June 30, 1996.


     (c) Exhibits

       1) Agreement for Spin-Off of Subsidiary Stock.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          TGC INDUSTRIES, INC.



August 9, 1996            By:   /s/ Rice M. Tilley, Jr.
                               Rice M. Tilley, Jr., Assistant Secretary


                         PRO FORMA FINANCIAL INFORMATION


TGC INDUSTRIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
(First Table Includes 3 Columns of
Balance Sheet)

                               UNAUDITED        CLOSING         PROCEEDS
                                JUNE 30,        PRIVATE           TO
CURRENT ASSETS                   1996          PLACEMENT         CHASE

CASH AND CASH EQUIVALENTS    $   131,082     $4,712,797(A)   $(2,712,797)(F)
ACCOUNTS RECEIVABLE            2,328,109
PREPAID EXPENSE                  819,134
INVENTORIES                    2,378,718

  TOTAL CURRENT ASSETS         5,657,043



PROPERTY PLANT &
  EQUIPT - AT COST

BUILDING                         380,999
MACHINERY & EQUIPMENT          8,160,844
LESS: ACCUM DEPRECIATION       4,177,672
                               4,364,171

LAND                              72,890
PROPERTY HELD FOR
  SALE (NET)(H)                1,331,834
                               5,768,895

OTHER ASSETS (NET)                20,449

  TOTAL ASSETS               $11,446,387     $4,712,797      $(2,712,797)


DEFERRED REVENUE             $   745,489
ACCOUNTS PAYABLE               2,506,852
ACCRUED EXPENSES               1,290,375
CURRENT NOTE PAYABLE           5,860,532
PRIVATE PLACEMENT PROCEEDS       150,000     $ (150,000)(B)

  TOTAL CURRENT LIABILITIES   10,553,248

PAYABLE TO CHASE PACKAGING(H)        --            --

LONG-TERM DEBT OBLIGATIONS       394,980       (365,813)(C)


STOCKHOLDERS' EQUITY

PREFERRED STOCK                      --       1,150,350(D)
COMMON STOCK                      625,415           --
PAID-IN CAPITAL                 4,702,924     4,078,260(E)   $(2,712,797)(F)
ACCUMULATED DEFICIT            (4,662,658)
TREASURY STOCK, AT COST
  (66,134 SHARES)                (167,522)          --             --

  TOTAL STOCKHOLDERS' EQUITY      498,159           --             --

  TOTAL LIABILITIES & EQUITY  $11,446,387    $4,712,797      $(2,712,797)

(Second Table Includes last 2
Columns of Balance Sheet)

                                                   PRO FORMA
                                                    UNAUDITED
                                SPIN-OFF             JUNE 30,
CURRENT ASSETS                    1996                 1996

CASH AND CASH EQUIVALENTS         (1,473)(G)        $ 2,129,609
ACCOUNTS RECEIVABLE           (1,334,522)(G)            993,587
PREPAID EXPENSE                  (41,382)(G)            777,752
INVENTORIES                   (2,378,718)(G)               --

  TOTAL CURRENT ASSETS              --                3,900,948



PROPERTY PLANT &
  EQUIPT - AT COST

BUILDING                        (380,999)(G)               --
MACHINERY & EQUIPMENT         (3,974,792)(G)          4,186,052
LESS: ACCUM DEPRECIATION      (1,220,686)(G)          2,956,986
                                    --                1,229,066

LAND                             (72,890)(G)               --
PROPERTY HELD FOR
  SALE (NET)(H)                     --                1,331,834
                                    --                2,560,900

OTHER ASSETS (NET)               (18,232)(G)              2,217

  TOTAL ASSETS               $(9,423,694)           $ 6,464,065


DEFERRED REVENUE             $   (34,476)(G)        $   711,013
ACCOUNTS PAYABLE              (1,640,480)(G)            866,372
ACCRUED EXPENSES                (789,708)(G)            500,667
CURRENT NOTE PAYABLE          (5,791,693)(G)             68,839
PRIVATE PLACEMENT PROCEEDS          --                     --

  TOTAL CURRENT LIABILITIES         --                2,146,891

PAYABLE TO CHASE PACKAGING(H)  1,331,834(H)           1,331,834

LONG-TERM DEBT OBLIGATIONS      (29,167)(G)                --


STOCKHOLDERS' EQUITY

PREFERRED STOCK                   --                  1,150,350
COMMON STOCK                      --                    625,415
PAID-IN CAPITAL                (28,632)(G)            6,039,755
ACCUMULATED DEFICIT               --                 (4,662,658)
TREASURY STOCK, AT COST
  (66,134 SHARES)                 --                   (167,522)

  TOTAL STOCKHOLDERS' EQUITY      --                  2,985,340

  TOTAL LIABILITIES &
    EQUITY                  $(6,982,322)            $ 6,464,065


TGC INDUSTRIES, INC. AND SUBSIDIARY
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET


The following items are explanations of the adjustments to the unaudited balance sheet at June 30, 1996, reflecting the closing of the private placement and the spin-off of Chase, assuming these transactions were consummated as of the balance sheet date, June 30, 1996.

Item (A) The closing of the private placement resulted in net proceeds to TGC, of approximately $4,712,797. This is gross proceeds of $5,156,250 less previously advanced proceeds of $150,000, cash sales commissions and estimated expenses of $293,453.

Item (B) This is the amount of private placement proceeds advanced to TGC prior to the closing of the private placement.

Item (C) The principal amount certain holders of subordinated debt of TGC are converting into 73,162 shares of preferred stock.

Item (D) The number of $1 par preferred shares issued upon the closing of the private placement. Gross proceeds represents 1,031,250 shares, conversion of debt 73,162 shares, and 45,938 shares represent payment of sales commissions.

Item (E) Gross proceeds of $5,156,250 plus the debt conversion of $365,813, less the $1 par preferred stock of $1,150,350 and the sales commissions and estimated expenses of $293,453.

Item (F) Net cash proceeds to TGC of $4,712,797, of which $2,000,000, will be retained by TGC for the acquisition of certain equipment to be utilized by it in its geophysical operations. The balance of $2,712,797 will be a cash contribution to the capital of Chase.

Item (G) The adjustments necessary to reflect the spin-off of Chase assuming the transaction was consummated as of the balance sheet date, June 30, 1996.

Item (H) The property held for sale is the Portland, Oregon facility of Chase. TGC intends to subsequently sell this facility and anticipates that most of the sale proceeds will be contributed to Chase to be applied against the mortgage indebtedness currently encumbering such facility. The payable to Chase will not be paid until the facility has been sold and the proceeds received by TGC.


TGC INDUSTRIES, INC. AND SUBSIDIARY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995


                                           PRO FORMA               UNAUDITED
                              1995        ADJUSTMENTS              PRO FORMA
                                                                     1995

REVENUE
 SERVICE REVENUE           $  7,543,240                            $  7,543,240
 SALES                       14,278,262     $(14,278,262)(A)              __

                             21,821,502                               7,543,240


COST AND EXPENSES
 COST OF SERVICES             6,758,716                               6,758,716
 COST OF SALES               13,068,812      (13,068,812)(A)              __
 SELLING, GENERAL AND
   ADMINISTRATIVE             3,141,455       (2,385,493)(A)            755,962
 INTEREST EXPENSE               803,582         (750,934)(A)             52,648
 WRITE-DOWN FOR IMPAIRMENT
   OF GOODWILL                  701,378         (701,378)(A)              __

                             24,473,943      (16,906,617)             7,567,326

(LOSS) BEFORE INCOME TAXES   (2,652,441)


  (LOSS) FROM CONTINUING OPERA-
    TIONS BEFORE INCOME TAXES                                           (24,086)

INCOME TAXES                       __                                      __

     NET (LOSS)            $ (2,652,441)                           $    (24,086)

LESS DIVIDEND REQUIREMENT ON
  PREFERRED STOCK                                460,140(B)             460,140

  (LOSS) ALLOCABLE TO COMMON
    STOCKHOLDERS                                                       (484,226)


     EARNINGS (LOSS) PER COMMON
        AND COMMON EQUIVALENT
        SHARE                     $(.46)                                  $(.08)

WEIGHTED AVERAGE NUMBER OF
  COMMON AND COMMON EQUIVALENT
  SHARES                      5,740,067                               5,740,067


(A) PRO FORMA ADJUSTMENTS REFLECTING THE SPIN-OFF OF TGC'S WHOLLY OWNED SUBSIDIARY, CHASE, ASSUMING THE TRANSACTION WAS CONSUMMATED ON JANUARY 1, 1995.

(B) PRO FORMA ADJUSTMENT REFLECTING THE DIVIDEND REQUIREMENT ON THE 8% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK ASSUMING THE STOCK WAS ISSUED ON JANUARY 1, 1995.


TGC INDUSTRIES, INC. AND SUBSIDIARY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1996


                                 UNAUDITED        PRO FORMA
                                    1996         ADJUSTMENTS


REVENUE
 SERVICE REVENUE                 $  4,459,927           --
 SALES                              4,714,683     $(4,714,683)(A)

                                    9,174,610           --


COST AND EXPENSES
 COST OF SERVICES                   3,774,410            --
 COST OF SALES                      4,656,976      (4,656,976)(A)
 PROVISION FOR OPERATING LOSSES
   DURING PHASE OUT PERIOD            180,000        (180,000)(A)
 SELLING, GENERAL AND
   ADMINISTRATIVE                   1,356,814        (957,237)(A)
 INTEREST EXPENSE                     358,728        (325,585)(A)


                                   10,326,928      (6,119,798)

(LOSS) BEFORE INCOME TAXES         (1,152,318)           --


  INCOME FROM CONTINUING OPERA-
    TIONS BEFORE INCOME TAXES

INCOME TAXES                            __               --

     NET EARNINGS (LOSS)         $ (1,152,318)           --

LESS DIVIDEND REQUIREMENT ON
  PREFERRED STOCK                      --              230,070(B)

     INCOME ALLOCABLE TO COMMON
       STOCKHOLDERS

     EARNINGS (LOSS) PER COMMON
        AND COMMON EQUIVALENT
       SHARE                            $(.19)

WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES      6,171,359


                                  UNAUDITED
                                  PRO FORMA
                                    1996


REVENUE
 SERVICE REVENUE                 $  4,459,927
 SALES                                 --

                                    4,459,927


COST AND EXPENSES
 COST OF SERVICES                   3,774,410
 COST OF SALES                           --
 PROVISION FOR OPERATING LOSSES
   DURING PHASE OUT PERIOD
 SELLING, GENERAL AND
   ADMINISTRATIVE                     399,577
 INTEREST EXPENSE                      33,143

                                    4,207,130

(LOSS) BEFORE INCOME TAXES               --


  INCOME FROM CONTINUING OPERA-
    TIONS BEFORE INCOME TAXES         252,797

INCOME TAXES                             __

     NET EARNINGS (LOSS)         $    252,797

LESS DIVIDEND REQUIREMENT ON
  PREFERRED STOCK                     230,070

     INCOME ALLOCABLE TO COMMON
       STOCKHOLDERS                    22,727


     EARNINGS (LOSS) PER COMMON
        AND COMMON EQUIVALENT
       SHARE                             $(.0)

WEIGHTED AVERAGE NUMBER OF COMMON
  AND COMMON EQUIVALENT SHARES      6,171,359

(A) PRO FORMA ADJUSTMENTS REFLECTING THE SPIN-OFF OF TGC'S WHOLLY OWNED SUBSIDIARY, CHASE, ASSUMING THE TRANSACTION WAS CONSUMMATED ON JANUARY 1, 1996.

(B) PRO FORMA ADJUSTMENT REFLECTING THE DIVIDEND REQUIREMENT ON THE 8% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK ASSUMING THE STOCK WAS ISSUED ON JANUARY 1, 1996.



TGC INDUSTRIES, INC. AND SUBSIDIARY
COMPUTATION OF FULLY DILUTED EARNINGS (LOSS) PER COMMON SHARE*
SIX MONTHS ENDED JUNE 30, 1996

                                     SIX MONTHS
                                       ENDED
                                      JUNE 30,
                                        1996

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING          6,171,359

SHARES ISSUABLE ASSUMING EXERCISE
  OF CONVERTIBLE PREFERRED STOCK     7,669,000

SHARES ISSUABLE ASSUMING EXERCISE
  OF OUTSTANDING WARRANTS                (A)

SHARES REPURCHASED FROM PROCEEDS
  OF WARRANT EXERCISE                    (A)

SHARES ISSUABLE ASSUMING EXERCISE
  OF OUTSTANDING INCENTIVE STOCK
  OPTIONS                                (A)

SHARES REPURCHASED FROM PROCEEDS
  OF INCENTIVE STOCK OPTION EXERCISE     (A)

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING, ASSUMING
  FULL DILUTION                     13,840,359

NET EARNINGS FOR THE PERIOD
  ALLOCABLE TO COMMON
  SHAREHOLDERS                     $    22,727

PREFERRED STOCK DIVIDENDS              230,070

EARNINGS ON A FULLY DILUTED
  BASIS                            $   252,797

FULLY DILUTED EARNINGS PER
  SHARE                            $          .02

*COMPUTATION IS FURNISHED EVEN THOUGH THE AMOUNTS OF PER SHARE EARNINGS ON A FULLY DILUTED BASIS ARE NOT REQUIRED TO BE PRESENTED IN THE INCOME STATEMENT UNDER THE PROVISIONS OF ACCOUNTING PRINCIPLES BOARD OPINION NO. 15 AS THE COMPUTATION ON A FULLY DILUTED BASIS RESULTS IN AN IMPROVEMENT OF THE EARNINGS PER SHARE.

(A) NO SHARES ARE SHOWN AS ISSUABLE FROM THE EXERCISE OF WARRANTS OR INCENTIVE STOCK OPTIONS AS THE MARKET PRICE OF THE STOCK WAS NOT IN EXCESS OF THE EXERCISE PRICE FOR SUBSTANTIALLY ALL OF THREE CONSECUTIVE MONTHS ENDING JUNE 30, 1996.



                                   EXHIBIT "1"


                   Agreement for Spin-Off of Subsidiary Stock

     This Agreement is executed to be effective as of the 31st day of July, 1996, by and between TGC Industries, Inc., a Texas corporation ("TGC"), and Chase Packaging Corporation, formerly New Chase Corporation, a Texas corporation ("Chase").

                              W I T N E S S E T H:

     WHEREAS, TGC owns 100% of the issued and outstanding shares of Common Stock of Chase and thereby holds 100% of the voting stock in Chase;

     WHEREAS, TGC will distribute to the holders of its Common Stock and Series C 8% Convertible Exchangeable Preferred Stock, except for the escrow for the holders of TGC Derivative Securities (as defined below), all Chase Common Stock currently held by TGC; and

     NOW, THEREFORE, on the basis of the respective representations and warranties herein set forth and of the covenants and agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I.

                   Plan for Distribution of Chase Common Stock

     A. For financial and accounting purposes, the effective date (the "Effective Date") of the spin-off transaction herein contemplated shall be July 31, 1996.

     B. Promptly after the effective date of the Form 10 Registration Statement to be filed with the SEC by TGC and Chase, TGC shall make a distribution to the holders of its Common Stock and to the holders of Series C 8% Convertible Exchangeable Preferred Stock ("Preferred Stock") of all of its shares of Chase Common Stock except as provided in Article I.C below. The record date was July 15, 1996 ("Record Date"); however, the Common Stock of TGC has traded with "due bills" since the Record Date and will continue to do so through the distribution date of the Chase Common Stock. On the distribution date, the holders of Common Stock of TGC will receive one-half (1/2) share of Chase Common Stock for each share of TGC Common Stock held. The holders of TGC Preferred Stock will receive one-half (1/2) share of Chase Common Stock for each share of Common Stock of TGC as if the Preferred Stockholder had converted. The $5.00 per share Preferred Stock is initially convertible at $.75 per share of Common Stock through July 1, 1998.

     C. Additional shares of Chase Common Stock shall be placed in escrow with an escrow agent so that if, and when, holders as of the Record Date of all outstanding Warrants of TGC and all outstanding Options of TGC exercisable as of the Record Date ("Derivative Securities") exercise such Derivative Securities for shares of TGC Common Stock, they will receive from such escrow account Chase Common Stock.

     D.   No fractional shares will be distributed.

                                   ARTICLE II.

               No Ruling from the Commissioner of Internal Revenue

     Neither TGC nor Chase will apply to the Commissioner of Internal Revenue for a ruling regarding the federal income tax consequences of any of the transactions contemplated herein.

                                  ARTICLE III.

                         Representations and Warranties

     A.   TGC REPRESENTS AND WARRANTS THAT:

       1. Organization and Good Standing. TGC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has corporate power to carry on its business as it is now being conducted. Copies of TGC's Certificate of Incorporation and Bylaws (certified to be correct by the Secretary of TGC) have been delivered to Chase and are complete and correct as of the date hereof. TGC's minute book contains a complete and accurate record of all meetings and other corporate action of its shareholders and Board of Directors.

       2. Capitalization. As of the date of this Agreement, TGC's authorized capital stock consists of 25,000,000 shares of $.10 par value Common Stock, of which 6,252,694 shares were issued and outstanding as of the Effective Date; and 4,000,000 shares of $1.00 par value Preferred Stock, of which 1,150,350 shares of Series C 8% Convertible Exchangeable Preferred Stock are issued and outstanding as of the Effective Date. All of the outstanding shares of Common Stock and Preferred Stock of TGC are validly issued, fully paid, and non-assessable.

       3. Litigation. There is no pending litigation, proceeding, governmental investigation, or other action that, if successful, would prevent TGC from performing its agreements and covenants and fulfilling its obligations under this Agreement; and, to the knowledge of TGC, there is no threat of, or reasonable basis for, any such litigation, proceeding, governmental investigation, or other action.

       4. No Violation. The execution of this Agreement and the performance hereunder will not violate the provisions of TGC's Articles of Incorporation, Bylaws, any note of which TGC is the maker, or any indenture, agreement, or other instrument to which TGC is party, except insofar as any such instrument may require consent by a lender, mortgagee, lessor, or other party to such actions, whose consent TGC agrees to obtain before the Closing Date hereof.

       5. Authorization. The execution, delivery, and performance of this Agreement have been duly authorized and approved by TGC's Board of Directors. This Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of TGC, and this Agreement is binding upon and enforceable against TGC in accordance with its terms.

     B.   CHASE REPRESENTS AND WARRANTS AS FOLLOWS:

       1. Organization and Good Standing. Chase is duly organized, validly existing, and in good standing under the laws of the State of Texas and has corporate power to carry on its business as it is now being conducted. Copies of the Articles of Incorporation and Bylaws of Chase (certified to be correct by the Secretary of Chase) have been delivered to TGC and are complete and correct as of the date hereof.

       2. Litigation. There is no pending litigation, proceeding, governmental investigation, or other action that, if successful, would prevent Chase from performing its agreements and covenants and fulfilling its obligations under this Agreement; and, to the knowledge of Chase, there is no threat of or reasonable basis for any such litigation, proceeding, governmental investigation, or other action.

       3. Disclosure. To the knowledge of Chase, no representation or warranty by it and no statement or certificate furnished or to be furnished by it to TGC pursuant to the provisions hereof contains or will contain any untrue statement of a material fact, or omits or will omit to provide the information required by the provisions hereof relating to such representation, warranty, statement, or certificate.

       4. No Violation. The execution of this Agreement by Chase does not, and performance hereof will not, violate the provisions of the Articles of Incorporation or Bylaws of Chase, the provisions of any note of which Chase is the maker, or the provisions of any indenture, agreement, or other instrument to which Chase is a party.

       5. Authorization. The execution, delivery, and performance of this Agreement by Chase have been duly and validly authorized and approved by all necessary corporate action.

       6. Capitalization. The authorized common capital stock of Chase consists of 25,000,000 shares of .10 par value Common Stock of which 7,500,684 shares of Common Stock were issued and outstanding as of the Effective Date.


                                   ARTICLE IV.

                               General Provisions

     A. Escrow Agreement. In addition to paragraph "A" above, an express condition precedent to the obligations of TGC under this Agreement is that Chase must execute an escrow agreement (in the form of Agreement attached hereto as "Exhibit A") to cover TGC's obligation to issue Chase Common Stock to holders of TGC Derivative Securities as required by Article I.C. hereof.

     B. Benefit and Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, TGC and Chase. The rights of TGC and Chase hereunder may not be assigned except by an agreement in writing signed by TGC and Chase.

     C. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     D. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified mail, first class, postage prepaid, to TGC at:

             Mr. Herbert M. Gardner
             26 Broadway, Suite 815
             New York, New York 10004

                  and

             Mr. Rice M. Tilley, Jr.
             Law, Snakard & Gambill
             500 Throckmorton Street, Suite 3200
             Fort Worth, Texas 76102

or if to Chase, to

             Mr. Doug Kirkpatrick
             Chief Financial Officer
             Chase Packaging Corp.
             2550 Northwest Nicolai Street
             Portland, OR  97210

     E. Expenses. All expenses incurred in connection with this Agreement and the transactions herein provided for shall be paid by TGC.

     F. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     G. Headings. All paragraph headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

     H. Amendment, Modification, and Waiver. This Agreement may be modified, amended, and supplemented by mutual written agreement of the parties hereto.

     I. Entire Agreement. This Agreement, the Exhibits attached hereto, and the other agreements specifically provided for herein represent the entire Agreement of the parties hereto with respect to the subject matter hereof.

     J. Prior Negotiations. All prior negotiations and discussions by and among the parties hereto which are not reflected or set forth in this Agreement or the Exhibits attached hereto are merged into this Agreement and shall have no force or effect.

     K. Termination. This Agreement may be terminated at any time prior to the Closing Date as follows:

       1.    By the consents of the Boards of Directors of both TGC and Chase;

       2. By TGC if the conditions contained herein to which Chase's obligations are subject have not been fulfilled or waived by Chase;

       3. By Chase if the conditions contained herein to which TGC's obligations are subject have not been fulfilled or waived by TGC.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                     TGC INDUSTRIES, INC.


                     By:    /s/ Robert J. Campbell
                          Name: Robert J. Campbell
                          Title:Vice Chairman of the Board


                     CHASE PACKAGING CORPORATION


                     By:    /s/  William J. Barrett
                          Name:  William J. Barrett
                          Title: Secretary


            EXHIBIT "A" TO AGREEMENT FOR SPIN-OFF OF SUBSIDIARY STOCK

                                ESCROW AGREEMENT

     This Escrow Agreement (the "Agreement") is entered into as of July 31, 1996, by and among TGC Industries, Inc., a Texas corporation ("TGC"), Chase Packaging Corporation, formerly New Chase Corporation, a Texas corporation ("Chase"), and American Stock Transfer & Trust Company (the "Escrow Agent") for the benefit of the holders (as of a record date of July 15, 1996) of those TGC Warrants and Options (the "Derivative Securities") which are listed in the Exhibit "A" attached hereto and which are convertible into TGC's Common Stock (the maximum number of shares of TGC Common Stock into which such securities are convertible being specifically set out in such Exhibit "A").

     Effective as of the date of this Agreement, TGC has effected a spin-off (the "Spin-Off") to its shareholders of all of the Common Stock of Chase, a wholly-owned operating subsidiary of TGC. As a result of such Spin-Off transaction, the holders of TGC Common Stock and Preferred Stock will receive Chase Common Stock. The record date is July 15, 1996 ("Record Date"); however, the Common Stock of TGC has traded with "due bills" since the Record Date and will continue to do so through the distribution date of the Chase Common Stock, which date will be the first business day following the effectiveness of the Registration Statement which the Company intends to file with the Securities and Exchange Commission. On the distribution date, the holders of TGC Common Stock will receive one-half (1/2) share of Chase Common Stock for each share of TGC Common Stock held. The holders of TGC Preferred Stock will receive one-half (1/2) share of Chase Common Stock for each share of Common Stock of TGC as if the Preferred Stockholder had converted. The $5.00 per share Preferred Stock is initially convertible at $.75 per share of Common Stock through July, 1998. No fractional shares will be distributed.

     Under the terms of the Derivative Securities, the holders thereof will be entitled to receive, in the event of exercise of their option or right to convert, Chase Common Stock. Upon any such exercise of Derivative Securities, Chase will issue and deliver the Chase Common Stock to be received by the holder of the Derivative Securities.

     In order to insure that there will be available for delivery to the holders of the Derivative Securities the Chase Common Stock to which each holder will be entitled upon conversion of his, her, or its Derivative Securities, Chase has issued 539,837 shares of its Common Stock to TGC in connection with the organization of Chase, and TGC shall thereupon deliver to the Escrow Agent a certificate or certificates representing such 539,837 shares of Chase Common Stock.

     The purpose of this Agreement is to state the rights and obligations of the parties hereto concerning such 539,837 shares of Chase Common Stock which will be held by the Escrow Holder in escrow pursuant to the terms of this Agreement for the benefit of the holders of the Derivative Securities.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties do hereby represent, warrant, and agree with each other, and the Escrow Agent, as follows:

     1.   Issuance and Delivery of Stock into Escrow.

       a. Chase Stock. Under the terms of the Spin-Off Agreement between TGC and Chase, Chase hereby agrees to issue 539,837 shares of its Common Stock to TGC for issuance upon the exercise of the TGC Derivative Securities, which are listed in Exhibit A, together with such other documents and instruments as may be required to effectuate such delivery and to transfer title to such shares to the Escrow Agent and to satisfy the other intents and purposes of this Agreement. TGC agrees to deliver to the Escrow Agent the certificate or certificates representing such shares of Chase Common Stock.

       b. Obligation of Escrow Agent. The Escrow Agent agrees to dispose of the securities to be deposited in escrow hereby in accordance with the terms and provisions of this Agreement.

     2. Beneficial Ownership. Pending exercise of the Derivative Securities, beneficial ownership of such shares shall be in the Escrow Agent. The Escrow Agent hereby waives the right to receive any dividends or other considerations with respect to such shares (except in connection with the "stock adjustments" referred to in Section "5" to follow). Neither the Escrow Agent nor anyone else may vote the shares.

     3. Termination. The shares deposited in escrow shall remain in escrow until disposed of in accordance with the terms of this Agreement; provided, however, that to the extent and only to the extent that the Derivative Securities have not been exercised within the time limitation prescribed in the Derivtaive Securities, this Agreement shall terminate and the Escrow Agent shall release to Chase all of the shares of Common Stock which remain deposited hereunder.

     4. Exercise. If, as, and when the holders of the Derivative Securities elect to exercise their exercise privilege, they will be entitled to receive the number of Shares that they would have owned had they exercised their Derivative Securities prior to the July 15, 1996 record date for the Spin-off. In the event of any adjustment in the number and/or type of shares (held in escrow or issuable upon exercise of other securities held in escrow), the securities to be received upon exercise of the Derivative Securities outstanding as of the date of adjustment shall be proportionately increased or decreased to reflect such adjustment. Upon TGC's receipt of notice that a holder of a Derivative Security has exercised his, her, or its exercise privilege, TGC shall notify Chase and the Escrow Agent of the number of Shares to be transferred to such holder. The Escrow Agent shall then return to Chase for cancellation the certificate representing the Common Stock and any other Chase securities held by it and shall instruct Chase to: (a) issue a new certificate or certificates to such holder representing the number of shares of Common Stock which he, she, or it is entitled to receive and to deliver such certificate or certificates to the Escrow Agent for further delivery to such holder; and (b) issue a new certificate to the Escrow Agent representing the number of shares (if any) of Common Stock not covered by such exercise of the exercise privilege.

     Until all shares held in escrow have been released from escrow, Chase shall issue and deliver to the Escrow Agent one or more new certificates evidencing ownership of the number of shares of Common Stock equal to the difference between 539,837 and the total number previously released from escrow, together with such other documents and instruments as may be required to effectuate the transfer of title to the Common Stock and the other intents and purposes of this Agreement which instruments shall include one or more stock powers duly endorsed in blank with signatures guaranteed. If the number of shares to be transferred to one or more holders of Derivative Securities exceeds the number of shares held by the Escrow Agent, Chase shall issue one or more new certificates evidencing the ownership by the holders of the Derivative Securities of the number of shares equal to the difference between the number they are entitled to receive and the number actually held by the Escrow Agent.

     5. Stock Adjustments. Chase agrees to make adjustments in the securities held in escrow upon the occurrence of the events and in the manner set forth below:

       a. Stock dividends. In the event Chase declares a dividend payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally-accepted accounting principles, Chase agrees to add such dividend to the escrow pursuant to this Escrow Agreement. For purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of Chase;

       b. Subdivision or Combination of Stock. In case Chase at any time subdivides its outstanding shares of Common Stock into a greater number of shares, the increased number of shares of Common Stock resulting from such subdivision shall be held in escrow pursuant to this Escrow Agreement. Conversely, in case the outstanding number of shares of Common Stock of Chase are combined into a smaller number of shares, the shares of Common Stock held in escrow pursuant to this Escrow Agreement shall be reduced to reflect such combinations; and

       c.  Reorganization, Reclassification, Consolidation, Merger, or Sale.
       In the event of any capital reorganization or reclassification of the capital stock of Chase, a consolidation or merger of Chase with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a way that the holders of Common Stock are entitled to receive stock, securities, or assets with respect to or in exchange for the Common Stock or other types of securities then held in escrow, then, as a condition to such reorganization, reclassification, consolidation, merger, or sale, Chase shall place the stock, securities, or assets that would have been distributed to holders of outstanding Common Stock or other securities in the amount of such Common Stock or other securities then held in escrow into escrow pursuant to this Escrow Agreement. Chase further agrees not to effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than Chase) resulting from such consolidation or merger, or the corporation into or for which the outstanding shares of Common Stock or other securities held in escrow are changed or exchanged in connection with such merger or consolidation, or the corporation purchasing such assets, agrees by an instrument in writing, satisfactory in form and substance to the holders of the Derivative Securities, to be bound by the terms of this Escrow Agreement as the full or partial successor, as the case may be, of Chase.

     6. Escrow Agent. In acting hereunder, the Escrow Agent shall not be liable for any act done or omitted by it in good faith. The Escrow Agent shall have no duties or obligations other than those stated herein and shall be protected in acting upon any notice, certificate, or other communication, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of the information therein contained. The Escrow Agent shall be entitled to receive from TGC a reasonable fee for its services. In addition, in the event of any actual or threatened litigation concerning the role of the Escrow Agent under this Agreement, the Escrow Agent shall be entitled to receive from TGC reimbursement for all reasonable costs and disbursements which may be imposed upon the Escrow Agent or incurred in connection with its acceptance of appointment as Escrow Agent hereunder or the performance of its duties hereunder. However, under no circumstances will the Escrow Agent have a security interest, lien, or other type of encumbrance on the securities or other properties held in escrow.

     7. Interpleader. Should any controversy arise between the undersigned with respect to this Agreement or with respect to the right to receive the Shares, the Escrow Agent may institute a bill of interpleader or other appropriate legal proceeding in any court of competent jurisdiction to determine the rights of the parties.

     8. Notices. All notices, requests, demands, and other communication hereunder shall be in writing and shall be deemed to have been duly delivered if delivered in person or sent by certified United States mail, postage prepaid:

       a. If to the Escrow Agent, to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York, 10005;

       b. If to Chase, to Mr. Doug Kirkpatrick, Chase Packaging Corp., 2550 Northwest Nicolai Street, Portland, OR 97210;

       c. If to TGC, to Mr. Herbert M. Gardner, 26 Broadway, Suite 815, New York, New York, 10004.

     9. Controlling Law. This Escrow Agreement shall be controlled, construed, and enforced in accordance with the laws of the State of Texas, cannot be changed or terminated orally, and shall be binding upon and inure to the benefit of the parties hereto, and their respective successors or personal representatives.

               TGC INDUSTRIES, INC.



               By:


                                         Name: ______________________________

                    Title: _______________________________


               CHASE PACKAGING CORP.



               By:

                                         Name: ______________________________

                    Title: _______________________________

               AMERICAN STOCK TRANSFER &
               TRUST COMPANY


               By:

                                         Name: ______________________________

                    Title: _______________________________

     The undersigned hereby acknowledges completion of the services of the Escrow Agent in the handling of the Escrow Agreement described above in a manner satisfactory and acceptable to us, and in consideration of the premises we do hereby release and discharge the Escrow Agent from any and all liability thereunder.

Date:


               TGC INDUSTRIES, INC.



               By:

                                         Name: ______________________________

                    Title: _______________________________



               CHASE PACKAGING CORP.



               By:

                                         Name: ______________________________

                    Title: _______________________________




                                                                     Exhibit "A"


                              DERIVATIVE SECURITIES

     The following table sets forth the securities of TGC Industries, Inc., ("TGC") which are exercisable into TGC's Common Stock ("TGC Common Stock") and, following the Spin-Off, Chase Packaging Corporation ("Chase") Common Stock ("Chase Common Stock"), and the maximum number of shares of TGC Common Stock and Chase Common Stock into which such Derivative Securities are exercisable.




TGC                  Number of Shares
Derivative           of TGC                   Number of Shares of
Securities           Common Stock             Chase Common Stock

Warrants               887,174                443,587
Options (1986 Plan)     39,168                 19,584
Options (1993 Plan)    153,333                 76,666

TOTAL                1,079,675                539,837